UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):
September 2, 2004

JDA Software Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-27876	86-0787377
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

14400 North 87th Street
Scottsdale, Arizona 85260-3649
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(480) 308-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement.
SIGNATURES
EXHIBIT INDEX

Item 1.02 Termination of a Material Definitive Agreement.

     On September 2, 2004, JDA Software Group, Inc. (the “Company”) received a notice from QRS Corporation (“QRS”) terminating the Agreement and Plan of Merger dated as of June 17, 2004 by and among JDA Software Group, Inc., CVP2 Corp (“CVP2”) and QRS (the “Merger Agreement”) pursuant to which CVP2 was to be merged with and into QRS, with QRS continuing as the surviving corporation and a wholly-owned subsidiary of JDA (the “Merger”), as a result of the Board of Directors of QRS authorizing QRS to enter into an Agreement and Plan of Merger with a third unrelated party. The Company received the $3.75 million termination fee from QRS under the terms of the Merger Agreement on September 3, 2004. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

     In connection with the Merger Agreement, each executive officer and director of the Company previously entered into a Voting Agreement dated on or about June 17, 2004 (the “JDA Voting Agreement”) with QRS whereby such executive officer and director agreed, among other things, to vote his or her shares of the Company’s common stock in favor of the Merger, and each executive officer and director of QRS previously entered into a Voting Agreement dated on or about June 17, 2004 (the “QRS Voting Agreement”) with JDA whereby each such executive officer and director agreed, among other things, to vote his or her shares of QRS common stock in favor of the Merger. The QRS Voting Agreements and the JDA Voting Agreements terminated at the time the Merger Agreement was terminated. The foregoing descriptions of the JDA Voting Agreement and the QRS Voting Agreement do not purport to be complete and are qualified in their entirety by reference to the complete text of the JDA Voting Agreement and QRS Voting Agreement, the forms of which are filed as Exhibits A and B, respectively, to Exhibit 2.1 hereto and are incorporateD herein by reference.

     (c) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated as of June 17, 2004 by and among JDA Software Group, Inc., QRS Corporation and CVP2 Corp., including the forms of Voting Agreements attached as Exhibit A and Exhibit B thereto (incorporated by reference to the Company’s Form 8-K dated June 17, 2004 (filing date June 18, 2004)).

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 7, 2004

JDA Software Group, Inc.

	By:	/s/ Kristen L. Magnuson

Kristen L. Magnuson
Executive Vice President and
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated as of June 17, 2004 by and among JDA Software Group, Inc., QRS Corporation and CVP2 Corp., including the forms of Voting Agreements attached as Exhibit A and Exhibit B thereto (incorporated by reference to the Company’s Form 8-K dated June 17, 2004 (filing date June 18, 2004)).

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